Exhibit  99.1

Certification of Chief Executive Officer of Kleer-Vu Industries, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63.

I, Patrick Lannen, Chief Executive Officer and Director of Kleer-Vu Industries, Inc. hereby certify that to my knowledge, Kleer-Vu Industries, Inc.'s periodic report on Form 10-QSB for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Kleer-Vu Industries, Inc.

Date:   October 3, 2002                 /s/  Patrick  Lannen
                                        --------------------
                                        Patrick  Lannen
                                        Director and Chief Executive Officer of
                                        Kleer-Vu Industries, Inc.


Certification of Chief Financial Officer of Kleer-Vu Industries, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63.

I, Winfred Fields, Chief Financial Officer of Kleer-Vu Industries, Inc. hereby certify that to my knowledge, Kleer-Vu Industries, Inc.'s periodic report on Form 10-QSB for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Kleer-Vu Industries, Inc.

Date:  October 3, 2002                  /s/  Winfred  Fields
                                        --------------------
                                        Winfred Fields
                                        Chief Financial Officer of
                                        Kleer-Vu Industries, Inc.


                                  END OF FILING